UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 31, 2011

Function(x) Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-13803	33-0637631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

902 Broadway, 11th Floor New York, New York	10010
(Address of principal executive offices)	(Zip Code)

(212)  231-0092
(Registrant’s Telephone Number, including Area Code)

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions ( see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As previously reported by Function(x) Inc. (the “Company”) on the Company’s Current Report on Form 8-K filed on January 4, 2012, the Company, through a newly created wholly owned subsidiary, FN(x) I Holding Corporation, purchased from Trusted Opinion Inc. (“Trusted Opinion” ), substantially all of its assets, including certain intellectual property and other assets relating to the “Loyalize” business owned by Trusted Opinion (the “Loyalize Acquisition”).

This Current Report on Form 8-K/A includes the required historical financial information of Trusted Opinion and the required pro forma financial information of the Company giving effect to the Loyalize Acquisition, each as required by Item 9.01 of Form 8-K.  These historical financial results should not be viewed as indicative of the contribution by Loyalize to the Company’s future operating results.

All required historical financial information of Trusted Opinion included in this Form 8-K shall be deemed filed for purposes of the Securities Exchange Act of 1934, as amended.  The pro forma financial information of the Company giving effect to the Loyalize Acquisition is intended to be furnished pursuant to Item 9.01(b) of Form 8-K and such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

The Trusted Opinion audited financial statements for the years ended December 31, 2010 and December 31, 2009 and the period from March 7, 2005 (inception) to December 31, 2010 are attached as Exhibit 99.2 to this Form 8-K/A.

The Trusted Opinion unaudited financial information for the nine-month periods ended September 30, 2011 and September 30, 2010 and the period from March 7, 2005 (inception) to September 30, 2011 are attached as Exhibit 99.3 to this Form 8-K/A.

(b) Pro Forma Financial Information.

The following unaudited pro forma consolidated financial information related to the Loyalize Acquisition is attached as Exhibit 99.1, 99.2 and 99.3 to this Form 8-K/A and incorporated by reference into this Form 8-K/A.

(i)	Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2011.

(ii)	Unaudited Pro Forma Consolidated Statement of Operations for the year ended June 30, 2011.

(iii)	Unaudited Pro Forma Consolidated Statement of Operations for the three months ended September 30, 2011.

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(d) Exhibits

Exhibit No.	Description

23.1	Consent of Citrin Cooperman & Company, LLP

99.1	Unaudited Pro Forma Consolidated Financial Information.

99.2	Trusted Opinion Audited Financial Statements for the Years Ended December 31, 2010 and December 31, 2009 and the Period from March 7, 2005 (Inception) to December 31, 2010

99.3	Trusted Opinion Unaudited Financial Statements for the Nine Months Ended September 30, 2011 and September 30, 2010 and the Period from March 7, 2005 (Inception) to September 30, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUNCTION(X) INC.

Date: January 31, 2012	By:	/s/ Mitchell J. Nelson
Mitchell J. Nelson
Executive Vice President

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